UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 22, 2010

COGO GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-02642	52-0466460
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 10001, Tower C, Skyworth Building, High-Tech Industrial Park, Nanshan, Shenzhen 518057, PRC
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: 011-86-755-267-43210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Cogo Group, Inc. (the “Company”) held its annual meeting of stockholders on December 22, 2010 (the “Annual Meeting”).  There were 35,326,447 shares of common stock entitled to be voted, and 32,254,687 shares present in person or by proxy, at the Annual Meeting.

Three items of business were acted upon by stockholders at the Annual Meeting. The voting results are as follows:

1.	Election of Directors.

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the date of the Annual Meeting in 2011.

	Votes For	Withheld	Broker Non-Votes

Jeffrey Kang	26,755,560	3,644,782	1,854,345

Frank Zheng	28,300,777	277,675	3,676,235

Q.Y. Ma	28,300,582	277,870	3,676,235

JP Gan	27,457,383	1,121,159	3,676,145

George Mao	26,160,600	2,417,852	3,676,235

2.	Approval of the Company’s Independent Accountants.

Stockholders ratified the appointment of KPMG as the Company’s independent accountants for 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes

32,160,405	45,503	48,779	0

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COGO GROUP, INC.

Dated: December 27, 2010	By:	/s/ Frank Zheng
Name: Frank Zheng
Title: Chief Financial Officer

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